FOURTH AMENDMENT TO REVOLVING CREDIT NOTE AND FIFTH AMENDMENT TO REVOLVING CREDIT LOAN AGREEMENT

THIS FOURTH AMENDMENT TO REVOLVING CREDIT NOTE AND FIFTH AMENDMENT TO REVOLVING CREDIT LOAN AGREEMENT (this "**Amendment**") is entered into as of October 28, 2021, by and between CUMBERLAND PHARMACEUTICALS INC., a Tennessee corporation ("**Borrower**"), and PINNACLE BANK, a Tennessee banking corporation (the "**Lender**").

RECITALS:

A. Borrower issued to the order of Lender that certain $12,000,000.00 Revolving Credit Note dated July 31, 2017, as amended by that certain First Amendment to Revolving Credit Note and Second Amendment to Revolving Credit Loan Agreement dated October 17, 2018 whereby among other changes the principal amount thereof was increased to up to $20,000,000.00, as amended by that certain Second Amendment to Revolving Credit Note and Third Amendment to Revolving Credit Loan Agreement dated May 10, 2019, and as amended by that certain Third Amendment to Revolving Credit Note and Fourth Amendment to Revolving Credit Loan Agreement dated October 7, 2020 (the "**Note**").

B. Borrower and the Lender entered into that certain Revolving Credit Loan Agreement dated as of July 31, 2017, as amended by that certain First Amendment to Revolving Credit Loan Agreement dated August 14, 2018, as amended by that certain First Amendment to Revolving Credit Note and Second Amendment to Revolving Credit Loan Agreement dated October 17, 2018, as amended by that certain Second Amendment to Revolving Credit Note and Third Amendment to Revolving Credit Loan Agreement dated May 10, 2019, and as amended by that certain Third Amendment to Revolving Credit Note and Fourth Amendment to Revolving Credit Loan Agreement dated October 7, 2020 (the "**Loan Agreement**"). Capitalized terms not otherwise defined therein have the same meaning as set forth in the Loan Agreement.

C. Borrower and the Lender desire to amend the Note and Loan Agreement as provided herein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1. The interest rate set forth in the first paragraph of the Note is hereby amended from "LIBOR plus the Applicable Margin" to the "Benchmark plus the Applicable Margin." For the avoidance of doubt, interest shall continue to be based on a year of 360 days for the actual number of days elapsed.

2. The fifth paragraph of the Note, regarding repayment, is hereby amended and restated as follows:

> This Note shall be payable as follows: (a) commencing on November 1, 2021 and continuing on the 1st day of each consecutive month thereafter through and including September 1, 2024, the Borrower shall pay to the Lender an amount equal to all accrued and unpaid interest; and (b) this Note shall mature on October 1, 2024 (the "**Maturity Date**"), at which time Borrower shall pay to the Lender an amount equal to all outstanding principal, plus all accrued and unpaid interest and any other outstanding fees and expenses due and payable under the Loan Documents.

3. Section 1.2 of the Loan Agreement, regarding interest, is hereby amended and restated as follows:

1.2 Interest.

(a) Interest Rate. Interest shall accrue on all amounts advanced under the Note at the Benchmark, plus the Applicable Margin, as described within the Note, except that interest shall accrue at the Default Rate following the occurrence of an Event of Default (regardless of whether notice thereof has been given to Borrower).

(b) Benchmark Replacement Setting. Notwithstanding anything to the contrary herein or in any other Loan Document:

(i) *Replacing USD LIBOR*. On March 5, 2021 the Financial Conduct Authority ("FCA"), the regulatory supervisor of USD LIBOR's administrator ("IBA"), announced in a public statement the future cessation or loss of representativeness of overnight/Spot Next, 1-month, 3-month, 6-month and 12-month USD LIBOR tenor settings. On the earlier of (i) the date that all Available Tenors of USD LIBOR have either permanently or indefinitely ceased to be provided by IBA or have been announced by the FCA pursuant to public statement or publication of information to be no longer representative and (ii) the Early Opt-in Effective Date, if the then-current Benchmark is USD LIBOR, the Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any setting of such Benchmark on such day and all subsequent settings without any amendment to, or further action or consent of any other party to the Loan Documents. If the Benchmark Replacement is Daily Simple SOFR, all interest payments will be payable in accordance with the Loan Documents to the extent practicable; otherwise, interest payments will be payable on a monthly basis.

(ii) *Replacing Future Benchmarks*. Upon the occurrence of a Benchmark Transition Event, the Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. on the tenth (10th) Business Day after the date notice of such Benchmark Replacement is provided to the Borrower without any amendment to the Loan Document, or further action or consent of the Borrower. At any time that the administrator of the then-current Benchmark has permanently or indefinitely ceased to provide such Benchmark or such Benchmark has been announced by the regulatory supervisor for the administrator of such Benchmark pursuant to public statement or publication of information to be no longer representative of the underlying market and economic reality that such Benchmark is intended to measure and that representativeness will not be restored, the Borrower may revoke any request for a borrowing of, conversion to or continuation of Loan to be made, converted or continued that would bear interest by reference to such Benchmark until the Borrower's receipt of notice from the Lender that a Benchmark Replacement has replaced such Benchmark, and, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to ABR Loans. During the period referenced in the foregoing sentence, the component of ABR based upon the Benchmark will not be used in any determination of ABR.

(iii) *Benchmark Replacement Conforming Changes*. In connection with the implementation and administration of a Benchmark Replacement, the Lender

will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to the Loan Documents.

(iv) *Notices; Standards for Decisions and Determinations*. The Lender will promptly notify the Borrower of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Benchmark Replacement Conforming Changes. Any determination, decision or election that may be made by the Lender pursuant to this Section 1.2(b), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 1.2(b).

(v) *Unavailability of Tenor of Benchmark*. At any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including Term SOFR or USD LIBOR), then the Lender may remove any tenor of such Benchmark that is unavailable or non-representative for Benchmark (including Benchmark Replacement) settings and (ii) the Lender may reinstate any such previously removed tenor for Benchmark (including Benchmark Replacement) settings.

4. Section 6.11 of the Loan Agreement is hereby amended and restated as follows:

6.11 Dividends and Repurchase or Redemption of Stock. Borrower shall not be permitted to pay dividends or to repurchase or redeem shares of its stock or that of any Subsidiary except as follows: (i) Borrower may pay dividends and/or repurchase or redeem such stock in an aggregate amount not to exceed $4,000,000 from October 1st, 2021 to the Maturity Date; and (ii) shares net settled for restricted share vesting up to $300,000 annually shall not count towards the limitation set forth in item (i).

5. The notice address for the Lender set forth in Section 8.1 of the Loan Agreement is hereby amended and restated as follows:

Lender: Pinnacle Bank
150 3rd Avenue South, Suite 900
Nashville, TN 37201
Attn: Mark D. Mattson, Senior Vice President

6. The definition of "**Maturity Date**" set forth within Section 9.1 of the Loan Agreement is hereby amended and restated to mean October 1, 2024.

7. The definition of "**LIBOR**" set forth in Section 9.1 of the Loan Agreement is hereby removed in its entirety.

8. The following new definitions are hereby added to Section 9.1 of the Loan Agreement:

"**ABR**" means the "prime rate" published by THE WALL STREET JOURNAL (or as obtainable from such other commercially available source providing such quotations as may be designated by the Lender from time to time). For each calendar month while any Indebtedness is outstanding, the ABR as in effect on the first day of such month (or if such day is not a Business Day, then on the next preceding Business Day) shall be the applicable Prime Rate for the entirety of such month. For purposes hereof, the ABR in no event shall be less than zero.

"**Available Tenor**" means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if the then-current Benchmark is a term rate, any tenor for such Benchmark that is or may be used for determining the length of an Interest Period or (y) otherwise, any payment period for interest calculated with reference to such Benchmark, as applicable, pursuant to the Loan Documents.

"**Benchmark**" means, initially, USD LIBOR; provided that if a replacement of the Benchmark has occurred pursuant to Section 1.2(b), then "Benchmark" means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate. Any reference to "Benchmark" shall include, as applicable, the published component used in the calculation thereof. If the Benchmark is less than the Floor, the Benchmark will be deemed to be the Floor for the purposes of the Loan Documents.

"**Benchmark Replacement**" means, for any Available Tenor:

(1) For purposes of Section 1.2(b)(i), the first alternative set forth below that can be determined by the Lender:

(a) if the Loan is not subject to a Rate Management Agreement in whole or in part, the sum of: (i) Term SOFR and (ii) 0.11448% (11.448 basis points) for an Available Tenor of one month's duration, 0.26161% (26.161 basis points) for an Available Tenor of three months' duration, and 0.42826% (42.826 basis points) for an Available Tenor of six months' duration, or

(b) the sum of: (i) Daily Simple SOFR and (ii) the spread adjustment selected or recommended by the Relevant Governmental Body for the replacement of the tenor of USD LIBOR with a SOFR-based rate having approximately the same length as the interest payment period specified in Section 1.2(b)(i); and

(2) For purposes of Section 1.2(b)(ii), the sum of (a) the alternate benchmark rate and (b) an adjustment (which may be a positive or negative value or zero), in each case, that has been selected by the Lender as the replacement for such Available Tenor of such Benchmark giving due consideration to any evolving or then-prevailing market convention, including any applicable recommendations made by the Relevant Governmental Body, for U.S. dollar-denominated syndicated or bilateral credit facilities at such time;

provided that, if the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of the Loan Documents.

"**Benchmark Replacement Conforming Changes**" means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of "ABR," the definition of "Business Day," the definition of "Interest Period," timing and frequency of determining rates and making payments of interest, timing of borrowing

requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions and other technical, administrative or operational matters) that the Lender decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Lender in a manner substantially consistent with market practice (or, if the Lender decides that adoption of any portion of such market practice is not administratively feasible or if the Lender determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Lender decides is reasonably necessary in connection with the administration of the Loan Documents).

"**Benchmark Transition Event**" means, with respect to any then-current Benchmark other than USD LIBOR, the occurrence of a public statement or publication of information by or on behalf of the administrator of the then-current Benchmark, the regulatory supervisor for the administrator of such Benchmark, the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark, a resolution authority with jurisdiction over the administrator for such Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark, announcing or stating that (a) such administrator has ceased or will cease on a specified date to provide all enors of such Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark or (b) all Available Tenors of such Benchmark are or will no longer be representative of the underlying market and economic reality that such Benchmark is intended to measure and that representativeness will not be restored.

"**Business Day**" means any day that is not a Saturday, a Sunday, a day that is a legal holiday under the laws of either the state where the Lender's main office is located or the State of New York or a day on which banking institutions in either such state are authorized or require by law or other governmental action to close, and, if such day relates to a determination of USD LIBOR, means any such day that is also a day on which dealings in U.S. Dollar deposits are conducted by and between banks in the London interbank market.

"**Daily Simple SOFR**" means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Lender in accordance with the conventions for this rate recommended by the Relevant Governmental Body for determining "Daily Simple SOFR" for bilateral business loans; provided, that if the Lender decides that any such convention is not administratively feasible for the Lender, then the Lender may establish another convention in its reasonable discretion.

"**Early Opt-in Effective Date**" means, with respect to any Early Opt-in Election, the first (1st) Business Day after the date notice of such Early Opt-in Election is provided to the Borrower.

"**Early Opt-in Election**" means the occurrence of:

(1) a determination by the Lender that at least five currently outstanding U.S. dollar-denominated syndicated or bilateral credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate (and such credit facilities are identified in the notice to the Borrower described in clause (2) below and are publicly available for review), and

(2) the election by the Lender to trigger a fallback from USD LIBOR and the provision by the Lender of written notice of such election to the Borrower.

"**Floor**" means 0.90% per annum.

"**Interest Period**" means each period of one month, three months or six months (or twelve months, if such interest period is approved by the Lender) during which an election for all or part of the Indebtedness to bear interest at a rate determined by reference to USD LIBOR is effective.

"**Relevant Governmental Body**" means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto.

"**SOFR**" means a rate per annum equal to the secured overnight financing rate for such Business Day published by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate) on the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org (or any successor source for the secured overnight financing rate identified as such by the administrator of the secured overnight financing rate from time to time).

"**Term SOFR**" means, for the applicable corresponding tenor, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.

"**USD LIBOR**" means the London interbank offered rate for U.S. dollars, which will be for a one-month Interest Period, unless otherwise selected by Borrower and approved by Lender.

9. As a condition to the effectiveness of this Amendment, Borrower agrees to pay all fees and expenses set forth in the Closing Statement executed in connection with this Amendment.

10. The Note and Loan Agreement are not amended in any other respect.

11. Borrower reaffirms the terms and provisions of the Loan Documents and agrees that such terms and provisions are valid and binding, enforceable in accordance with its terms and provisions, subject to no defense, counterclaim, or objection.

[signatures commence on following page]

ENTERED INTO as of the date first written above.

BORROWER:

CUMBERLAND PHARMACEUTICALS INC.

By: ______________________________
A.J. Kazimi, Chief Executive Officer

LENDER:

PINNACLE BANK

By: ______________________________
Mark D. Mattson, Senior Vice President

[Signature Page to Fourth Amendment to Revolving Credit Loan Note and Fifth Amendment to Revolving Credit Loan Agreement]

CLOSING STATEMENT

BORROWER: **CUMBERLAND PHARMACEUTICALS INC.**

LENDER: **PINNACLE BANK**

DATE: **October 28, 2021**

The Borrower agrees to pay the fees and expenses set forth below:

(1) Bradley Arant Boult Cummings LLP
Lender's Legal Fees and Expenses (entity diligence, etc.) $1,500.00

(2) Pinnacle Bank
Loan Renewal Fee..$15,000.00

TOTAL: **$16,500.00**

[signatures on next page]

ENTERED INTO as of the date first written above.

BORROWER:

CUMBERLAND PHARMACEUTICALS INC.

By: ______________________
A.J. Kazimi, Chief Executive Officer

LENDER:

PINNACLE BANK

By: ______________________
Mark D. Mattson, Senior Vice President

BUSINESS COMPLIANCE DISCLOSURES

Designation of Individual or Joint Credit - Business

Application Taken By: ____________________

Financial Advisor: Mark Mattson   Application Date: 10/01/2021

Borrower(s) Name: Cumberland Pharmaceuticals Inc.

Application/Loan Number: 90016513   Amount applied for: $15,000,000.00

☐ Borrower is applying for individual credit in the name of the business entity/borrower only. Only the income and assets of the business entity / borrower are being relied upon in the credit decision.

☐ Borrowers are applying for joint credit.

☒ Borrower is applying for individual credit, but the income or assets of other sources are being relied upon in the credit decision such as from guarantors or cosigners.

TO BE COMPLETED BY APPLICANTS AND GUARANTORS

CLIENT ATTESTATION – DESIGNATION OF INDIVIDUAL OR JOINT CREDIT – COMMERCIAL

I agree that at the time of my original application for credit, I intended to apply in the form listed above and I instructed Pinnacle to structure the credit as listed.

Cumberland Pharmaceuticals Inc.

Type/Print Name of Entity Above

☐ Individual Borrower

☐ Guarantor

☒ Signer on Behalf of Entity

(Please indicate title above)

John Hamm

Type/Print Name Above

[signature]

Signature

CFO

Title

BUSINESS COMPLIANCE DISCLOSURES

Cumberland Pharma Sales Corp.

Type/Print Name of Entity Above

☐ Individual Borrower

☒ Guarantor

☒ Signer on Behalf of Entity

(Please indicate title above)

John Hamm

Type/Print Name Above

Signature

CFO

Title

Type/Print Name of Entity Above

☐ Individual Borrower

☐ Guarantor

☐ Signer on Behalf of Entity

(Please indicate title above)

Type/Print Name Above

Signature

Title

Type/Print Name of Entity Above

☐ Individual Borrower

☐ Guarantor

☐ Signer on Behalf of Entity

(Please indicate title above)

Type/Print Name Above

Signature

Title

Pinnacle FINANCIAL PARTNERS

CERTIFICATION OF BENEFICIAL OWNER(S) OF LEGAL ENTITIES

Persons opening an account on behalf of a legal entity must provide the following information:

Account Number(s): 90016513 **EIN:** 62-1765329

a. Name and Title of Natural Person Opening Account (client representative not a Pinnacle associate):
John Hamm, CFO

b. Name, Type, and Address of Legal Entity for Which the Account is Being Opened:

Cumberland Pharmaceuticals Inc, 2525 West End Ave. Suite 950 Nashville, TN 37203

☐ ***Check this box if client is exempt under the regulation from completing this form. No further action needed.***

c. The following information for each individual, if any, who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, owns 25 percent or more of the equity interests of the legal entity listed above:

NOTE: (IF NO INDIVIDUAL MEETS THIS DEFINITION, PLEASE ENTER "NOT APPLICABLE" OR "N/A")

Name	*Date of Birth*	*Address (Residential **OR** Business **STREET** Address) **No P.O. Boxes***	*For U.S. Persons Social Security Number*	*For Non-U.S. Persons: Social Security Number, Passport Number AND Country of Issuance, or other similar identification number*[1]	*Percentage Owned*
A.J. Kazimi, CEO		712 Overton Park Nashville, TN 37215	203-42-0554		38%

d. The following information for one individual with significant responsibility for managing the legal entity listed above, such as:

- *An executive officer or senior manager (e.g., Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Managing Member, General Partner, President, Vice President, Treasurer); or*
- *Any other individual who regularly performs similar functions.*

(If appropriate, an individual listed under section (c) above may also be listed in this section (d)).

Name/Title	*Date of Birth*	*Address (Residential **OR** Business **STREET** Address) **No P.O. Boxes***	*For U.S. Persons Social Security Number*	*For Non-U.S. Persons: Social Security Number, Passport Number AND Country of Issuance, or other similar identification number*[1]
John Hamm, CFO	09/06/1955	1659 Kirkwood Place Brentwood, TN 37027	234-90-3625	

I, John Hamm *(name of natural person opening account)*, **hereby certify, to the best of my knowledge, that the information provided above is complete and correct.**

Signature: [signature] **Date:** October 28, 2021

[1] In lieu of a passport number, Non-U.S. Persons may also provide a Social Security Number, an alien identification card number, or number and country of issuance of any other government-issued document evidencing nationality or residence and bearing a photograph or similar safeguard.

Revised 03/2019